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                                                                   EXHIBIT 10.29


                RESTATEMENT OF CARTER HAWLEY HALE STORES, INC.
                     1992 STOCK INCENTIVE PLAN, AS AMENDED


1.       PURPOSE; TYPES OF AWARDS; CONSTRUCTION.

            The name of this plan is the 1992 Stock Incentive Plan, as amended (the "Plan"). The purpose of the Plan is to enable Carter Hawley Hale Stores, Inc. (the "Company") or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to attract and retain competent personnel, consultants, and directors by affording such individuals an opportunity to acquire a proprietary interest in the Company, to provide an incentive for such individuals to increase stockholder value by increasing their efforts on behalf of the Company and promoting the success of the Company's business, and to align the interests of such individuals with the interests of the stockholders of the Company. The Committee may grant options pursuant to
Section 6 of the Plan which shall constitute "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations issued thereunder (the "Code"), options pursuant to Section 7 of the Plan which shall constitute "nonqualified stock options" ("Nonqualified Stock Options") for federal income tax purposes, and stock appreciation rights ("Rights") pursuant to Section 9 of the Plan.

2.       DEFINITIONS.

            As used in this Plan, the following words and phrases shall have the meanings indicated:

            (a) "Award" shall mean an Option or a Right granted pursuant to the Plan.

            (b)   "Board" shall mean the Board of Directors of the Company.

            (c) "Cause" shall mean (i) action by the Participant involving willful malfeasance or gross negligence in connection with the Participant's employment or service which is materially injurious to the Company, monetarily or otherwise, or the conviction of the Participant for the commission of any criminal act involving intentional misconduct or moral turpitude, or (ii) violation by the Participant of the Company's or any of its subsidiary's rules and regulations concerning conflicts of interest.

            (d) "Change in Control of the Company" shall mean the occurrence of any of the following --

                  (i) any Person acquires "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 30% of the combined voting power of the Company and more than the percentage of the combined voting power of the Company owned by Z/C Fund; or

                  (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in subsections 2(d)(i), 2(d)(iii) or 2(d)(iv)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease, for any reason to constitute a majority thereof, provided, however, that a Change in Control of the Company shall not be treated as having occurred by




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         reason of the application of this Section 2(d)(ii) if, during such entire two-year period, Z/C Fund owns beneficially, at least 30% of the combined voting power of the Company; or

                  (iii) the stockholders of the Company approve a Merger (as such term is defined in Section 10 hereof) other than (A) a Merger which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 51% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such Merger or (B) a Merger effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 30% of the combined voting power of the Company's then outstanding securities and more than the percentage of the combined voting power of the Company owned by Z/C Fund; or

                  (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an Asset Sale (as such term is defined in Section 10 hereof).

            (e) "Committee" shall mean a committee of the Board meeting the requirements set forth in Section 3 hereof, as appointed from time to time by the Board.

            (f) "Common Stock" shall mean shares of common stock of the Company following the Effective Date to be authorized pursuant to the Reorganization Plan.

            (g) "Disability" shall mean a Participant's inability, due to illness or injury, to engage in any gainful occupation for which the Participant is suited by education, training or experience, which condition continues for a period of at least six (6) months.

            (h) "Early Retirement Age" shall mean the earliest date on which a Participant has both attained age fifty-five (55) and completed fifteen (15) years of service with the Company and any of its affiliates.

            (i) "Effective Date" shall mean the date specified as the Effective Date of the Reorganization Plan in Article VIII thereof.

            (j) "Effective Date Fair Market Value" per share shall mean the average of the Fair Market Values per share of Common Stock for the twenty (20) consecutive trading days commencing on the tenth (10th) trading day immediately following the Effective Date.

            (k) "Effective Date Options" shall mean Options granted on or prior to the Effective Date. All Effective Date Options shall be Nonqualified Stock Options.

            (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as now or hereafter amended, construed, interpreted, and applied by regulations, rulings, and cases.

            (m) "Fair Market Value" per share, as of any particular date, shall mean (i) the closing sales price per share of Common Stock on the


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national securities exchange on which the Common Stock is principally traded, for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

            (n) "Option" shall mean a grant to a Participant of an option to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan shall constitute Nonqualified Stock Options or Incentive Stock Options.

            (o) "Participant" shall mean an individual to whom an Award is granted pursuant to the Plan.

            (p) "Parent Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            (q) "Person" shall mean any "person" (as defined in sections 13(d) and 14(d) of the Exchange Act), other than (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (iv) Z/C Fund or any wholly-owned subsidiary thereof.

            (r) "Reorganization Plan" shall mean the Plan of Reorganization for Carter Hawley Hale Stores, Inc. (July 7, 1992), filed with the United States Bankruptcy Court for the Central District of California or, in the event such court ceases to exercise jurisdiction over the Company's case pending in such court under chapter 11, title 11 of the United States Code (the "Bankruptcy Code"), such other court or adjunct thereof that exercises jurisdiction over such case.

            (s) "Retirement" shall mean a Participant's termination of employment at or after the attainment of age sixty-two (62).

            (t) "Right" shall mean the grant to a Participant of a stock appreciation right entitling such Participant to all or all of the increase in the value of the shares of Common Stock subject thereto. Rights granted by the Committee may be either alone (an "Unrelated Right") or in connection with the grant of an Option (a "Related Right").

            (u) "Subsidiary Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting an Option, each of the corporations other than the last corporations in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            (v) "Ten Percent Stockholder" shall mean a Participant who, at the time an Incentive Stock Option is granted, owns stock possessing more


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than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary Corporations.

            (w)   "Threshold Cost" per share shall mean $10.22.

            (x) "Z/C Fund" shall mean Zell/Chilmark Fund, L.P., a Delaware limited partnership and any Person which is controlled by the Person which is currently the sole general partner of Zell/Chilmark Fund, L.P.

3.       ADMINISTRATION.

            Notwithstanding anything to the contrary contained in the Plan, the Plan shall be administered by the Committee, which shall be composed, at all times, of at least two (2) members of the Board.

            The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the purchase price of the shares of Common Stock covered by each Option or Right (the "Exercise Price"); to determine the persons to whom, and the time or times at which Options or Rights shall be granted; to determine the number of shares to be covered by each Option or Right granted; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions (which need not be identical) of the agreements ("Award Agreements") entered into in connection with Options or Rights granted under the Plan; to cancel or suspend Options or Rights, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all Participants.

            The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a chairman and a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

             No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

4.       ELIGIBILITY.

            Awards may be granted to key employees, consultants and directors of the Company and its subsidiaries, including officers and directors who are employees and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its subsidiaries and directors who are not employees of the Company. In determining the persons to whom Awards shall be granted and the number of shares to be covered by each


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Award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.       COMMON STOCK SUBJECT TO THE PLAN.

            The maximum number of shares of Common Stock reserved for issuance pursuant to Awards granted pursuant to the Plan shall be 5,900,000* subject to adjustment as provided in Section 10 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

            If any outstanding Award under the Plan should, for any reason expire, be cancelled or be terminated, without having been exercised in full, the shares of Common Stock allocable to the unexercised, cancelled or terminated portion of such Award shall (unless the Plan shall have been terminated) become available for subsequent grants of Awards under the Plan.

6.       INCENTIVE STOCK OPTIONS.

            Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof. Incentive Stock Options shall only be granted to individuals who are employees of the Company or any Parent or Subsidiary Corporation of the Company.

            (a)   VALUE OF SHARES.  The aggregate Fair Market Value
(determined as of the date the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company and any Parent or Subsidiary Corporation become exercisable for the first time by a Participant during any calendar year shall not exceed $100,000.

            (b) TEN PERCENT STOCKHOLDER. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock of the Company on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

7.       NONQUALIFIED STOCK OPTIONS.

            Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.

8.       TERMS AND CONDITIONS OF OPTIONS.

            Each Option granted pursuant to the Plan shall be evidenced by an Award Agreement between the Company and the Participant in such form as the Committee shall from time to time approve, which Award Agreement shall be subject to and set forth terms and conditions not inconsistent with the following:

- - -------------------
* The Board of Directors approved an increase in shares from 3,900,000 to 5,900,000, subject to stockholder approval at the 1993 annual meeting of stockholders.


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            (a)   NUMBER OF SHARES.  Each Award Agreement shall state the
number of shares of Common Stock to which the Option relates.

            (b) TYPE OF OPTION. Each Award Agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Nonqualified Stock Option.

            (c)   TERM AND EXERCISABILITY OF OPTIONS.

                  (i) Effective Date Options shall become exercisable as to one-third (1/3) of the shares of Common Stock subject thereto on the first anniversary of the Effective Date and as to an additional one-third (1/3) of such shares on each of the second and third anniversaries of the Effective Date. Options other than Effective Date Options shall be exercisable at the times and upon the conditions that the Committee may determine, as reflected in the Award Agreement. Notwithstanding the foregoing, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such times and under such circumstances as it, in its sole discretion, deems appropriate.

                  (ii) Upon a Participant's death, Disability or, in the case of an employee Participant, Retirement, or upon the occurrence of a Change in Control of the Company, each Option theretofore granted to such Participant or, upon the occurrence of a Change in Control of the Company, all outstanding Options, shall become immediately and fully exercisable, whether or not otherwise exercisable; PROVIDED, HOWEVER, that the foregoing shall not apply to Options other than Effective Date Options to the extent provided otherwise in a Participant's Award Agreement with respect to such Option.

                  (iii) Except as specifically provided in Section 8(f) hereof, all Options shall expire ten (10) years from the date of grant of such Option or on such earlier date as may be prescribed by the Committee and set forth in the Award Agreement. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent; provided, however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

            (d) EXERCISE PRICE. Each Award Agreement shall state the Exercise Price. With respect to Effective Date Options, the Exercise Price per share of Common Stock shall, as of any particular date, be equal to (i) in the event the Effective Date Fair Market Value per share is less than the Threshold Cost per share, the Threshold Cost per share, and (ii) in the event the Effective Date Fair Market Value per share equals or exceeds the Threshold Cost per share, the Effective Date Fair Market Value per share. With respect to all other Options granted hereunder, the Exercise Price per share shall not be less than the Fair Market Value per share of Common Stock on the date of grant and may, in the Committee's discretion at the time of grant of such Options, increase over time, so long as such Exercise Price is both fixed and determinable on the date of grant of such Options. The Exercise Price shall be subject to adjustment as provided in Section 10 hereof. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, except to the extent any such resolution provides otherwise, but in no event shall an Option be granted prior to the Effective Date.



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            (e)   METHOD AND TIME OF PAYMENT.  Each Award Agreement shall
require that the Exercise Price be paid in full, at the time of exercise of an Option, in cash, by certified or cashier's check or in shares of Common Stock (whether previously owned by, or issuable upon the exercise of such Option to, the Participant) having a Fair Market Value equal to such Exercise Price, or in a combination of cash and Common Stock.

            (f)   TERMINATION OF EMPLOYMENT

                  (i) GENERAL. Except as otherwise provided in this Section 8(f) and in Section 8(c) hereof, each Option granted hereunder (to the extent otherwise exercisable in accordance with the provisions of
         Section 8(c) hereof as of the date of a Participant's termination of employment or service) may, unless earlier terminated in accordance with its terms, be exercised at any time within ninety (90) days following the termination of the Participant's employment or service with the Company and all of its subsidiaries for any reason; provided, however, that if (A) the employment or service of a Participant shall be involuntarily terminated by a Company (x) for Cause, then all Options theretofore granted to such Participant (to the extent otherwise exercisable in accordance with the provisions of Section 8(c) hereof as of the date of such termination) shall, to the extent not theretofore exercised, expire on the date of such termination, or (y) for any reason other than Cause, then all Options theretofore granted to such Participant (to the extent otherwise exercisable in accordance with the provisions of Section 8(c) hereof as of the date of such termination) shall, to the extent not theretofore exercised, remain exercisable until the date which is one (1) year following the date of such termination, or (B) in the case of an employee Participant, such Participant voluntarily terminates employment on or after his Early Retirement Age, all Options theretofore granted to such Participant (to the extent otherwise exercisable in accordance with the provisions of
         Section 8(c) hereof as of the date of such termination) shall, to the extent not theretofore exercised, remain exercisable until the date which is one (1) year following the date of such termination.

                  (ii) DEATH OR DISABILITY OF PARTICIPANT. If a Participant shall die while employed by or in the service of the Company or a subsidiary thereof, or within ninety (90) days after the date of termination of such Participant's employment or service other than as a result of his termination for Cause, or if the Participant's employment or service shall terminate by reason of Disability, all Options theretofore granted to such Participant (to the extent otherwise exercisable in accordance with the provisions of Section 8(c) hereof as of the date of such termination) may, unless earlier terminated in accordance with their terms, be exercised by the Participant or by the Participant's estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of the death or Disability of the Participant, at any time within three (3) years after the date of death or Disability of the Participant. In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Participant, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option.

                  (iii) RETIREMENT. In the case of an employee Participant, if such Participant's employment with the Company or any of its subsidiaries terminates by reason of Retirement, all Options


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         theretofore granted to such Participant may be exercised in accordance with their terms.

                  (iv) JOB ELIMINATION. In the case of an employee Participant, if such Participant's employment with the Company and all of its subsidiaries is terminated by the Company due to job elimination, all Options theretofore granted to such Participant (to the extent otherwise exercisable in accordance with the provisions of
         Section 8(c) hereof as of the date of such termination) may, unless earlier terminated in accordance with their terms, be exercised at any time within one (1) year after the date of such termination.

            (g) OTHER PROVISIONS. The Award Agreements evidencing Options under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine.

9.       STOCK APPRECIATION RIGHTS.

            (a) GENERAL. The Committee shall have authority to grant Unrelated Rights to any Participant or Related Rights to the holder of any Option granted under the Plan (the "Related SAR Option") with respect to all or some of the shares covered by such Related SAR Option. Each Right granted pursuant to the Plan shall be evidenced by an Award Agreement, which Award Agreement shall be subject to and set forth terms and conditions not inconsistent with the following:

            (b) RELATED RIGHTS. A Related Right may be granted either at the time of grant of the Related SAR Option or, with respect to Related SAR Options which are Nonqualified Stock Options, at any time thereafter during its term. Each Related Right shall be exercisable only if, and to the extent that, the Related SAR Option is exercisable and will not be transferable except to the extent the Related SAR Option may be transferable. A Related Right granted in respect of an incentive Stock Option shall be exercisable only if the Fair Market Value per share of Common Stock exceeds the Exercise Price per share. Upon the exercise of a Related Right, the Related SAR Option shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such Related Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares available for the grant of further Options and Rights pursuant to the Plan. Upon the exercise or termination of a Related SAR Option, the Related Right with respect to such Related SAR Option shall terminate to the extent of the shares of Common Stock with respect to which the Related SAR Option was exercised or terminated.

            (c) UNRELATED RIGHTS. Unrelated Rights shall contain such terms and conditions as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years.

            (d) EXERCISE PRICE. The Exercise Price per share of a Related Right shall be equal to the Exercise Price per share of the Related SAR Option. The Exercise Price per share of an Unrelated Right shall be determined by the Committee, in its discretion, but shall be equal to at least the Fair Market Value per share on the date of grant of the Unrelated Right.

            (e) AMOUNT AND FORM OF PAYMENT. Upon the exercise of a Right, a Participant shall, subject to paragraph (g) of this Section 9, be entitled at the Participant's election to receive:

                  (i) that number of shares of Common Stock equal to the quotient computed by dividing the Spread (as defined in paragraph (f) hereof) by the Fair Market Value per share of Common Stock on the


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         date of exercise of the Right, provided, however, that in lieu of fractional shares, the Company shall pay cash equal to the same fraction of the Fair Market Value per share of Common Stock on the date of exercise of the Right; or

                  (ii)  an amount in cash equal to the Spread; or

                  (iii) a combination of cash and a number of shares calculated as provided in clause (i) of this paragraph (e) (after reducing the Spread by such cash amount), plus cash in lieu of any fractional shares as above provided.

            (f) SPREAD. The term "Spread" as used in this Section 9 shall mean an amount equal to the product computed by multiplying (i) the excess of
(A) the Fair Market Value per share of Common Stock on the date the Right is exercised over (B) the Exercise Price per share at which the Right is exercisable, by (ii) the number of shares with respect to which such Right is exercised.

            (g)   RESTRICTIONS.  Notwithstanding the provisions of paragraph
(e) of this Section 9, the Committee shall have sole discretion to consent to or disapprove an election to receive cash in whole or in part ("Cash Election") upon the exercise of a Right by any individual who is, at the time of such election, subject to the reporting requirements of Section 16(a) of the Exchange Act. A Cash Election by such a person and related exercise may be made only during the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of sales and earnings of the Company and ending on the 12th business day following such date.

            (h) METHOD OF EXERCISE. To exercise a Right, the Participant shall (i) give written notice thereof to the Committee in form satisfactory to the Committee specifying (A) the number of shares of Common Stock with respect to which the Right is being exercised and (B) the amount the Participant elects to receive in cash and shares of Common Stock with respect to the exercise of the Right, and (ii) if requested by the Committee, deliver the Award Agreement to the Committee, who shall endorse thereon a notation of such exercise and return the Award Agreement to the Participant. The date of exercise of a Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this paragraph (h).

10.      EFFECT OF CERTAIN CHANGES.

            If, after the Effective Date, there is any increase, reduction, change or exchange of the shares of Common Stock for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, reorganization, declaration of extraordinary dividend, spin-off, stock dividend, stock split, combination or exchange of shares, repurchase of shares, or in the event of a sale of all or substantially all of the assets of the Company (an "Asset Sale"), or the merger or consolidation of the Company with or into another corporation (a "Merger"), or in the event of other similar transactions, the Committee may, in its discretion, provide for any of the following:

            (a) all outstanding Awards shall be immediately and fully exercisable as of the date immediately prior to the effective date of any such transaction;

            (b) the number of shares of Common Stock available for Awards, the number of such shares covered by outstanding Options and Rights, and the


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Exercise Price per share of such Options and Rights or the applicable market value of outstanding Rights, shall be proportionately adjusted by the Committee to reflect any such increase, reduction, change or exchange of the shares of Common Stock of the Company, provided that any such adjustment shall preserve the value inherent in outstanding Options and Rights;

            (c) each Option or Right shall be converted into an Option or Right entitling the holder thereof upon exercise (at its then Exercise Price) to receive the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable by a holder of the number of shares of Common Stock which would be receivable by such holder upon the exercise of such Option or Right immediately prior to the effective date of such transaction; or

            (d) in the event of an Asset Sale or Merger, each outstanding Option or Right whether or not then exercisable shall be cancelled in connection with such transaction in exchange for a cash payment in an amount per share subject to such Option or Right equal to the excess of (i) the greater of (A) the highest Fair Market Value of the shares of Common Stock during the sixty
(60) day period ending on the date of such Change in Control or (B) the highest price paid per share of Common Stock to holders of such shares in any such transaction, over (ii) the Exercise Price of such Option or Right.

            (e) Alternatively, in the event of the dissolution or liquidation of the Company, any corporate separation or division, including, but not by way of limitation, split-up, split-off, spin-off or other similar transaction, or in the event of an Asset Sale or Merger, the Committee may provide that any or all outstanding Options and Rights shall become immediately and fully exercisable and that:

                  (i) Participants shall have the right to exercise such Options and Rights; or

                  (ii) each Option or Right granted under the Plan shall terminate as of a date to be fixed by the Committee, and that not less than thirty (30) days' written notice of the date so fixed shall be given to each Participant, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise (to the extent exercisable) with respect to such Option or Right all or any part of the shares of Common Stock covered thereby.

11.      PERIOD DURING WHICH AWARDS MAY BE GRANTED.

            Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the Effective Date.

12.      NONTRANSFERABILITY OF AWARDS.

            Awards granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and Awards may be exercised or otherwise realized, during the lifetime of the Participant, only by the Participant or by his guardian or legal representative.

13.      BENEFICIARY.

            A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary


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survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

14.      WITHHOLDING TAXES.

            If the Committee shall so require, as a condition of exercise of an Award or other realization of an Award granted hereunder, each Participant shall agree that no later than the date of exercise or other realization of such Award, the Participant will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of an Award or other realization of an Award. To the extent provided in the applicable Award Agreement, such payment may be made by the Participant with shares of Common Stock (whether previously owned by, or issuable upon the exercise of such Option or Right to, such Participant) having a Fair Market Value equal to the amount of such taxes. Alternatively, the Committee may provide that a Participant may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of an Award or realization of any Award from any payment of any kind due to the Participant. In the event a Participant does not pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any such taxes, the Committee shall be permitted to deduct any such taxes required to be withheld upon the exercise of an Award or realization of any Award from any payment of any kind due to the Participant.

15.      RIGHTS AS A STOCKHOLDER.

            A Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 10 hereof.

16.      NO RIGHTS TO EMPLOYMENT OR CONTINUED SERVICE.

            Nothing in the Plan or in any Award granted or Award Agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ or service of the Company or any of its subsidiaries or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's employment or service with the Company.

17.      APPROVAL OF STOCKHOLDERS.

            The Plan, and any grants of Awards hereunder, shall be deemed to constitute a part of the Reorganization Plan and the approval by a majority of the existing shares of common stock of the Company voted with respect to the Reorganization Plan shall constitute stockholder approval of the Plan. In the event the Reorganization Plan is approved pursuant to the "cram-down" provisions of the Bankruptcy Code and without the favorable vote of the existing stockholders of the Company, then the approval of the Reorganization Plan by Class 6 (as such term is defined in the Reorganization Plan) shall be deemed to constitute approval of the Plan by the stockholders of the Company. In the event that the Reorganization Plan is not approved for any purposes under the Bankruptcy Code, then upon such event this Plan and all rights hereunder shall immediately terminate and no Participant (or any permitted


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


transferee thereof) shall have any remaining rights under the Plan, or any Award Agreement entered into in connection herewith.

18.      AMENDMENT AND TERMINATION OF THE PLAN.

            The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that any amendment that would, in accordance with the principles of Rule 16b-3 promulgated under the Exchange Act (as now or hereafter amended, construed, interpreted, and applied by regulations, rulings and cases), require the approval of the holders of the Common Stock issued and outstanding shall be subject to such approval. Except as provided in Section 10 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Award previously granted, without the express written consent of the Participant.

19.      GOVERNING LAW.

            The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

20.      EFFECTIVE DATE AND DURATION OF THE PLAN.

            This Plan shall, subject to Section 17 hereof, be effective as of the Effective Date and shall terminate on the tenth anniversary of the Effective Date.



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